UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 2005


                                 PATRIARCH, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                 (State or Other Jurisdiction of Incorporation)

              333-97201                               98-0360062
   ------------------------------       --------------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


               4526 Underwood Avenue, North Vancouver, BC, V7K 2S2
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               (Address of Principal Executive Offices)   (Zip Code)

                                  (604)961-8878
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


On May 20, 2005, Stewart Jackson, one of our directors, resigned from this position for personal reasons. His resignation was not related to any disagreement with us or any matter relating to our operations, policies or practices. No new director has been appointed in Mr. Jackson's place.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Patriarch, Inc.
                                            a Nevada corporation


                                          By: /s/ Strato Malamas
                                              -------------------------
                                              Strato Malamas, President



DATED:  May 25, 2005